UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 23, 2010 (February 14, 2011)

ADEN SOLUTIONS INC.
 (Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53608
(Commission File No.)

70 Chapman Road
Toronto, Ontario
Canada M9P 1E7
(Address of principal executive offices and Zip Code)

1-888-536-ADEN
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

    On February 14, 2011, we arranged to borrow $25,000 from CRG Finance AG. The loan is due upon demand and compounds interest at 7.5% per annum. As of February 23, 2011, the Company has received $10,000 of the total $25,000 loan.

ITEM 9.01              EXHIBITS
Exhibit	Document Description

10.1	Loan Agreement

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated this 23rd day of February, 2011.

ADEN SOLUTIONS INC.
(Registrant)

BY:	SILVIA SOLTAN
Silvia Soltan, President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, Principal Accounting Officer and sole member of the Board of Directors.